UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01027

Name of Registrant:	Vanguard World Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	John E. Schadl, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2023—September 30, 2024

Item 1: Reports to Shareholders.

TABLE OF CONTENTS

Mega Cap Growth Index Fund ETF Shares - MGK

Mega Cap Growth Index Fund Institutional Shares - VMGAX

Vanguard Mega Cap Growth Index Fund

ETF Shares (MGK) NYSE Arca

Annual Shareholder Report | September 30, 2024

This annual shareholder report contains important information about Vanguard Mega Cap Growth Index Fund (the "Fund") for the period of September 1, 2024 to September 30, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investmentFootnote Reference1	Costs paid as a percentage of a $10,000 investmentFootnote Reference2
ETF Shares	$1	0.07%
Footnote	Description
Footnote[1]	Costs would be higher for a full year.
Footnote[2]	Annualized.

How did the Fund perform during the reporting period?

  For the one-month and one-year periods ended September 30, 2024, the Fund performed in line with its benchmark, the CRSP US Mega Cap Growth Index.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12-month period, quelling recession fears. The Federal Reserve began cutting interest rates for the first time since early 2020, and the year-over-year rate of consumer price inflation eased to around 2.5%. Even with some negative monthly returns, U.S. stocks finished the period up sharply.

  Strong returns were widespread among the benchmark’s industry sectors, with eight posting double-digit returns for the 12 months. Technology stocks contributed by far the most to performance. Consumer discretionary and health care also helped performance.

  As of September 30, 2024, technology companies accounted for more than 60% of the Fund’s index. Concentrated investments are likely to be more volatile than diversified investments, and Fund shareholders should consider their tolerance for risk.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2014, Through September 30, 2024

Initial investment of $10,000

	ETF Shares Net Asset Value	CRSP US Mega Cap Growth Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2014	$10,000	$10,000	$10,000
2014	$10,492	$10,495	$10,523
2015	$10,786	$10,792	$10,712
2015	$10,780	$10,789	$10,725
2015	$10,147	$10,158	$9,945
2015	$10,882	$10,894	$10,569
2016	$10,923	$10,938	$10,666
2016	$11,008	$11,024	$10,945
2016	$11,586	$11,604	$11,430
2016	$11,578	$11,597	$11,903
2017	$12,763	$12,787	$12,592
2017	$13,385	$13,414	$12,971
2017	$14,065	$14,096	$13,564
2017	$14,990	$15,026	$14,422
2018	$15,163	$15,200	$14,335
2018	$16,133	$16,175	$14,890
2018	$17,431	$17,477	$15,948
2018	$14,561	$14,597	$13,658
2019	$16,945	$16,990	$15,576
2019	$17,703	$17,753	$16,212
2019	$18,132	$18,187	$16,397
2019	$20,027	$20,089	$17,878
2020	$17,516	$17,576	$14,131
2020	$22,560	$22,640	$17,252
2020	$25,668	$25,763	$18,818
2020	$28,237	$28,344	$21,595
2021	$28,673	$28,788	$22,988
2021	$32,117	$32,251	$24,893
2021	$32,644	$32,786	$24,864
2021	$36,280	$36,443	$27,136
2022	$32,719	$32,870	$25,671
2022	$25,345	$25,465	$21,349
2022	$24,350	$24,471	$20,375
2022	$24,105	$24,228	$21,837
2023	$28,686	$28,836	$23,419
2023	$33,055	$33,234	$25,384
2023	$31,900	$32,077	$24,549
2023	$36,535	$36,746	$27,527
2024	$40,428	$40,669	$30,292
2024	$44,312	$44,585	$31,274
2024	$45,483	$45,770	$33,200

Average Annual Total Returns

	1 Year	5 Years	10 Years
ETF Shares Net Asset Value	42.58%	20.19%	16.35%
ETF Shares Market Price	42.66%	20.19%	16.35%
CRSP US Mega Cap Growth Index	42.69%	20.27%	16.43%
Dow Jones U.S. Total Stock Market Float Adjusted Index	35.24%	15.15%	12.75%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of September 30, 2024)

Basic Materials	1.0%
Consumer Discretionary	20.3%
Consumer Staples	0.3%
Energy	0.2%
Financials	1.8%
Health Care	6.5%
Industrials	6.3%
Real Estate	1.1%
Technology	61.1%
Telecommunications	1.1%
Other Assets and Liabilities—Net	0.3%

Fund Statistics

(as of September 30, 2024)

Fund Net Assets (in millions)	$23,011
Number of Portfolio Holdings	74
Portfolio Turnover RateFootnote Reference1	6%
Total Investment Advisory Fees (in thousands)Footnote Reference1	$30
Footnote	Description
Footnote[1]	For the period September 1, 2024 to September 30, 2024.

How has the Fund changed?

The Fund's fiscal year end changed from August 31 to September 30.

This is a summary of certain changes to the Fund since September 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by January 31, 2025 at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR3138

Vanguard Mega Cap Growth Index Fund

Institutional Shares (VMGAX)

Annual Shareholder Report | September 30, 2024

This annual shareholder report contains important information about Vanguard Mega Cap Growth Index Fund (the "Fund") for the period of September 1, 2024 to September 30, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investmentFootnote Reference1	Costs paid as a percentage of a $10,000 investmentFootnote Reference2
Institutional Shares	$1	0.06%
Footnote	Description
Footnote[1]	Costs would be higher for a full year.
Footnote[2]	Annualized.

How did the Fund perform during the reporting period?

  For the one-month and one-year periods ended September 30, 2024, the Fund performed in line with its benchmark, the CRSP US Mega Cap Growth Index.

  U.S. economic growth hovered around 3% on a year-over-year basis during the 12-month period, quelling recession fears. The Federal Reserve began cutting interest rates for the first time since early 2020, and the year-over-year rate of consumer price inflation eased to around 2.5%. Even with some negative monthly returns, U.S. stocks finished the period up sharply.

  Strong returns were widespread among the benchmark’s industry sectors, with eight posting double-digit returns for the 12 months. Technology stocks contributed by far the most to performance. Consumer discretionary and health care also helped performance.

  As of September 30, 2024, technology companies accounted for more than 60% of the Fund’s index. Concentrated investments are likely to be more volatile than diversified investments, and Fund shareholders should consider their tolerance for risk.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2014, Through September 30, 2024

Initial investment of $5,000,000

	Institutional Shares	CRSP US Mega Cap Growth Index	Dow Jones U.S. Total Stock Market Float Adjusted Index
2014	$5,000,000	$5,000,000	$5,000,000
2014	$5,246,191	$5,247,673	$5,261,362
2015	$5,393,669	$5,396,215	$5,356,124
2015	$5,391,089	$5,394,647	$5,362,462
2015	$5,074,736	$5,079,168	$4,972,745
2015	$5,441,445	$5,447,059	$5,284,560
2016	$5,462,343	$5,468,972	$5,332,871
2016	$5,505,046	$5,512,084	$5,472,292
2016	$5,794,510	$5,802,244	$5,714,986
2016	$5,790,598	$5,798,256	$5,951,439
2017	$6,383,441	$6,393,455	$6,296,186
2017	$6,695,296	$6,707,065	$6,485,566
2017	$7,035,229	$7,048,100	$6,781,769
2017	$7,498,207	$7,512,749	$7,210,901
2018	$7,584,427	$7,600,116	$7,167,301
2018	$8,070,236	$8,087,388	$7,444,917
2018	$8,719,440	$8,738,376	$7,974,012
2018	$7,284,236	$7,298,696	$6,828,979
2019	$8,476,679	$8,495,093	$7,787,803
2019	$8,855,961	$8,876,623	$8,106,190
2019	$9,070,754	$9,093,342	$8,198,328
2019	$10,018,750	$10,044,491	$8,939,131
2020	$8,764,007	$8,788,117	$7,065,417
2020	$11,288,747	$11,320,190	$8,626,075
2020	$12,843,791	$12,881,284	$9,408,857
2020	$14,129,573	$14,171,823	$10,797,637
2021	$14,349,093	$14,394,159	$11,493,941
2021	$16,072,607	$16,125,339	$12,446,546
2021	$16,337,265	$16,393,011	$12,431,808
2021	$18,157,318	$18,221,450	$13,568,044
2022	$16,375,965	$16,435,164	$12,835,446
2022	$12,685,226	$12,732,536	$10,674,385
2022	$12,188,404	$12,235,275	$10,187,284
2022	$12,065,703	$12,113,981	$10,918,328
2023	$14,358,742	$14,418,099	$11,709,269
2023	$16,546,348	$16,617,119	$12,691,967
2023	$15,967,845	$16,038,427	$12,274,442
2023	$18,289,419	$18,372,989	$13,763,526
2024	$20,238,914	$20,334,595	$15,146,172
2024	$22,183,879	$22,292,433	$15,636,803
2024	$22,769,960	$22,885,169	$16,599,977

Average Annual Total Returns

	1 Year	5 Years	10 Years
Institutional Shares	42.60%	20.21%	16.37%
CRSP US Mega Cap Growth Index	42.69%	20.27%	16.43%
Dow Jones U.S. Total Stock Market Float Adjusted Index	35.24%	15.15%	12.75%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of September 30, 2024)

Basic Materials	1.0%
Consumer Discretionary	20.3%
Consumer Staples	0.3%
Energy	0.2%
Financials	1.8%
Health Care	6.5%
Industrials	6.3%
Real Estate	1.1%
Technology	61.1%
Telecommunications	1.1%
Other Assets and Liabilities—Net	0.3%

Fund Statistics

(as of September 30, 2024)

Fund Net Assets (in millions)	$23,011
Number of Portfolio Holdings	74
Portfolio Turnover RateFootnote Reference1	6%
Total Investment Advisory Fees (in thousands)Footnote Reference1	$30
Footnote	Description
Footnote[1]	For the period September 1, 2024 to September 30, 2024.

How has the Fund changed?

The Fund's fiscal year end changed from August 31 to September 30.

This is a summary of certain changes to the Fund since September 1, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by January 31, 2025 at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Institutional Investor Services • 800-523-1036

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR838

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

Includes fees billed in connection with services to the Registrant only.

	Fiscal Year Ended September 30, 2024	Fiscal Year Ended September 30, 2023
(a) Audit Fees.	$794,000	$736,000
(b) Audit-Related Fees.	0	0
(c) Tax Fees.	0	0
(d) All Other Fees.	0	0
Total.	$794,000	$736,000

(e)	(1) Pre-Approval Policies. The audit committee is responsible for pre-approving all audit and non-audit services provided by PwC to: (i) the Vanguard funds; and (ii) Vanguard, or any entity controlled by Vanguard that provides ongoing services to the Vanguard funds. All services provided to Vanguard entities by the independent auditor, whether or not they are subject to preapproval, must be disclosed to the audit committee. The audit committee chair may preapprove any permissible audit and non-audit services as long as any preapproval is brought to the attention of the full audit committee at the next scheduled meeting.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)	Aggregate Non-Audit Fees.

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

	Fiscal Year Ended September 30, 2024	Fiscal Year Ended September 30, 2023
Non-audit fees to the Registrant only, listed as (b) through (d) above.	$0	$0

Non-audit Fees to other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.
Audit-Related Fees.	$3,508,505	$3,295,934
Tax Fees.	$2,017,364	$1,678,928
All Other Fees.	$268,000	$25,000
Total.	$5,793,869	$4,999,862

(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included in the financial statements filed under Item 7 of this Form.

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial Statements
For the period ended September 30, 2024
Vanguard Mega Cap Growth Index Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	12

Mega Cap Growth Index Fund
Financial Statements
Schedule of Investments
As of September 30, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.7%)
Basic Materials (1.0%)
	Linde plc	290,219	138,394
	Ecolab Inc.	352,641	90,040
			228,434
Consumer Discretionary (20.3%)
*	Amazon.com Inc.	8,383,011	1,562,007
*	Tesla Inc.	2,817,782	737,216
	Costco Wholesale Corp.	470,171	416,816
*	Netflix Inc.	463,854	328,998
	McDonald's Corp.	799,216	243,369
*	Uber Technologies Inc.	2,324,420	174,704
	Booking Holdings Inc.	39,502	166,387
	TJX Cos. Inc.	1,336,117	157,047
	Starbucks Corp.	1,386,022	135,123
	Walt Disney Co.	1,165,898	112,148
*	Chipotle Mexican Grill Inc.	1,793,689	103,352
*	O'Reilly Automotive Inc.	79,896	92,008
	Marriott International Inc. Class A	324,537	80,680
	NIKE Inc. Class B	881,365	77,913
	Ross Stores Inc.	490,883	73,883
*	Airbnb Inc. Class A	581,297	73,714
	Hilton Worldwide Holdings Inc.	231,237	53,300
*	AutoZone Inc.	16,577	52,218
	Estee Lauder Cos. Inc. Class A	340,828	33,977
			4,674,860
Consumer Staples (0.3%)
*	Monster Beverage Corp.	1,159,913	60,513
Energy (0.2%)
	Schlumberger NV	1,282,183	53,788
Financials (1.8%)
	S&P Global Inc.	366,596	189,391
	Moody's Corp.	203,867	96,753
	Blackstone Inc.	513,568	78,642
	Aon plc Class A (XNYS)	173,137	59,904
			424,690
Health Care (6.5%)
	Eli Lilly & Co.	881,870	781,284
*	Intuitive Surgical Inc.	405,327	199,125
*	Boston Scientific Corp.	1,762,054	147,660
*	Vertex Pharmaceuticals Inc.	310,342	144,334
	Zoetis Inc.	533,781	104,290
	Stryker Corp.	238,028	85,990
*	Edwards Lifesciences Corp.	664,361	43,841
			1,506,524
Industrials (6.3%)
	Visa Inc. Class A	1,755,942	482,796
	Mastercard Inc. Class A	874,433	431,795
	Accenture plc Class A	385,421	136,239
*	Boeing Co.	774,565	117,765
	Sherwin-Williams Co.	291,180	111,135
	Automatic Data Processing Inc.	291,724	80,729
	Paychex Inc.	344,180	46,185
*	GE Vernova Inc.	167,548	42,721
			1,449,365
Real Estate (1.1%)
	American Tower Corp.	570,402	132,652

Mega Cap Growth Index Fund
		Shares	Market Value• ($000)
	Equinix Inc.	122,624	108,845
			241,497
Technology (61.1%)
	Apple Inc.	13,552,845	3,157,813
	Microsoft Corp.	6,965,847	2,997,404
	NVIDIA Corp.	21,616,141	2,625,064
	Meta Platforms Inc. Class A	1,963,062	1,123,735
	Alphabet Inc. Class A	3,720,980	617,124
	Alphabet Inc. Class C	3,041,777	508,555
	Broadcom Inc.	2,469,355	425,964
*	Advanced Micro Devices Inc.	1,774,366	291,138
	Salesforce Inc.	1,011,664	276,903
*	Adobe Inc.	489,941	253,682
	Texas Instruments Inc.	1,032,572	213,298
*	ServiceNow Inc.	231,923	207,430
	Applied Materials Inc.	950,823	192,114
	Intuit Inc.	303,237	188,310
*	Palo Alto Networks Inc.	395,201	135,080
	Lam Research Corp.	162,142	132,321
	KLA Corp.	166,424	128,880
*	Synopsys Inc.	201,536	102,056
*	Cadence Design Systems Inc.	362,504	98,249
*	Crowdstrike Holdings Inc. Class A	311,846	87,463
*	Autodesk Inc.	306,329	84,387
*	Workday Inc. Class A	309,769	75,711
	Marvell Technology Inc.	761,365	54,910
*	Fortinet Inc.	622,072	48,242
*	Snowflake Inc. Class A	370,750	42,584
			14,068,417
Telecommunications (1.1%)
	T-Mobile US Inc.	588,479	121,438
*	Arista Networks Inc.	314,485	120,706
			242,144
Total Common Stocks (Cost $16,000,591)			22,950,232
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[1]	Vanguard Market Liquidity Fund, 5.014% (Cost $24,644)	246,490	24,649
Total Investments (99.8%) (Cost $16,025,235)			22,974,881
Other Assets and Liabilities—Net (0.2%)			35,782
Net Assets (100%)			23,010,663
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	December 2024	131	53,084	455
E-mini S&P 500 Index	December 2024	25	7,268	140
				595

See accompanying Notes, which are an integral part of the Financial Statements.

Mega Cap Growth Index Fund
Statement of Assets and Liabilities
As of September 30, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $16,000,591)	22,950,232
Affiliated Issuers (Cost $24,644)	24,649
Total Investments in Securities	22,974,881
Investment in Vanguard	611
Cash Collateral Pledged—Futures Contracts	1,550
Receivables for Investment Securities Sold	18,638
Receivables for Accrued Income	2,909
Receivables for Capital Shares Issued	12,822
Variation Margin Receivable—Futures Contracts	68
Total Assets	23,011,479
Liabilities
Payables for Investment Securities Purchased	165
Payables for Capital Shares Redeemed	2
Payables to Vanguard	649
Total Liabilities	816
Net Assets	23,010,663
At September 30, 2024, net assets consisted of:

Paid-in Capital	17,302,984
Total Distributable Earnings (Loss)	5,707,679
Net Assets	23,010,663

ETF Shares—Net Assets
Applicable to 71,314,192 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	22,953,805
Net Asset Value Per Share—ETF Shares	$321.87

Institutional Shares—Net Assets
Applicable to 88,929 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	56,858
Net Asset Value Per Share—Institutional Shares	$639.36

See accompanying Notes, which are an integral part of the Financial Statements.

Mega Cap Growth Index Fund
Statement of Operations

	September 1, 2024[1] to September 30, 2024	Year Ended August 31, 2024
	($000)	($000)
Investment Income
Income
Dividends	8,085	101,704
Interest	174[2]	1,913[3]
Securities Lending—Net	—	2
Total Income	8,259	103,619
Expenses
The Vanguard Group—Note B
Investment Advisory Services	30	371
Management and Administrative—ETF Shares	924	11,042
Management and Administrative—Institutional Shares	2	20
Marketing and Distribution—ETF Shares	71	728
Marketing and Distribution—Institutional Shares	—	1
Custodian Fees	2	28
Auditing Fees	15	32
Shareholders’ Reports and Proxy Fees—ETF Shares	229	335
Shareholders’ Reports and Proxy Fees—Institutional Shares	—	—
Trustees’ Fees and Expenses	1	12
Other Expenses	1	18
Total Expenses	1,275	12,587
Expenses Paid Indirectly	—	(2)
Net Expenses	1,275	12,585
Net Investment Income	6,984	91,034
Realized Net Gain (Loss)
Investment Securities Sold	(139,623)[2,4]	1,957,357[3,5]
Futures Contracts	588	6,464
Swap Contracts	—	6,120
Realized Net Gain (Loss)	(139,035)	1,969,941
Change in Unrealized Appreciation (Depreciation)
Investment Securities	672,220[2]	2,794,655[3]
Futures Contracts	774	(844)
Change in Unrealized Appreciation (Depreciation)	672,994	2,793,811
Net Increase (Decrease) in Net Assets Resulting from Operations	540,943	4,854,786
1	The fund's fiscal year end has been changed from August 31, to September 30.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $165,000, less than $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,849,000, $1,000, less than $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
4	Includes $101,769,000 of net gain (loss) resulting from in-kind redemptions.
5	Includes $2,065,636,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.

Mega Cap Growth Index Fund
Statement of Changes in Net Assets

	September 1, 2024[1] to September 30, 2024	For the Year Ended August 31,
	($000)	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,984	91,034	71,553
Realized Net Gain (Loss)	(139,035)	1,969,941	710,769
Change in Unrealized Appreciation (Depreciation)	672,994	2,793,811	1,955,324
Net Increase (Decrease) in Net Assets Resulting from Operations	540,943	4,854,786	2,737,646
Distributions
ETF Shares	(26,625)	(87,487)	(70,975)
Institutional Shares	(52)	(179)	(170)
Total Distributions	(26,677)	(87,666)	(71,145)
Capital Share Transactions
ETF Shares	444,833	2,862,049	547,536
Institutional Shares	13,167	1,412	(1,174)
Net Increase (Decrease) from Capital Share Transactions	458,000	2,863,461	546,362
Total Increase (Decrease)	972,266	7,630,581	3,212,863
Net Assets
Beginning of Period	22,038,397	14,407,816	11,194,953
End of Period	23,010,663	22,038,397	14,407,816
1	The fund's fiscal year end has been changed from August 31, to September 30.

See accompanying Notes, which are an integral part of the Financial Statements.

Mega Cap Growth Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	September 1, 2024[1] to September 30, 2024	Year Ended August 31,
		2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$314.83	$241.25	$195.20	$248.50	$196.25	$132.22
Investment Operations
Net Investment Income[2]	.099	1.395	1.248	1.151	1.220	1.358
Net Realized and Unrealized Gain (Loss) on Investments	7.315	73.541	46.044	(53.389)	52.279	64.007
Total from Investment Operations	7.414	74.936	47.292	(52.238)	53.499	65.365
Distributions
Dividends from Net Investment Income	(.374)	(1.356)	(1.242)	(1.062)	(1.249)	(1.335)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.374)	(1.356)	(1.242)	(1.062)	(1.249)	(1.335)
Net Asset Value, End of Period	$321.87	$314.83	$241.25	$195.20	$248.50	$196.25
Total Return	2.35%	31.16%	24.39%	-21.08%	27.41%	49.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,954	$21,996	$14,376	$11,168	$12,714	$10,193
Ratio of Total Expenses to Average Net Assets	0.07%[3]	0.07%[4]	0.07%[4]	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average Net Assets	0.40%[3]	0.51%	0.62%	0.51%	0.58%	0.90%
Portfolio Turnover Rate[5]	6%	14%	7%	5%	8%	6%
1	The fund's fiscal year end has been changed from August 31, to September 30.
2	Calculated based on average shares outstanding.
3	The expense ratio and net investment income ratio for the current period have been annualized.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.07%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Mega Cap Growth Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	September 1, 2024[1] to September 30, 2024	Year Ended August 31,
		2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$625.40	$479.23	$387.74	$493.61	$389.78	$262.63
Investment Operations
Net Investment Income[2]	.202	2.817	2.517	2.279	2.498	2.707
Net Realized and Unrealized Gain (Loss) on Investments	14.516	146.093	91.475	(106.001)	103.822	127.126
Total from Investment Operations	14.718	148.910	93.992	(103.722)	106.320	129.833
Distributions
Dividends from Net Investment Income	(.758)	(2.740)	(2.502)	(2.148)	(2.489)	(2.683)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.758)	(2.740)	(2.502)	(2.148)	(2.489)	(2.683)
Net Asset Value, End of Period	$639.36	$625.40	$479.23	$387.74	$493.61	$389.78
Total Return	2.35%	31.17%	24.41%	-21.07%	27.43%	49.87%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$57	$43	$32	$27	$46	$81
Ratio of Total Expenses to Average Net Assets	0.06%[3]	0.06%[4]	0.06%[4]	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	0.42%[3]	0.52%	0.63%	0.50%	0.62%	0.91%
Portfolio Turnover Rate[5]	6%	14%	7%	5%	8%	6%
1	The fund's fiscal year end has been changed from August 31, to September 30.
2	Calculated based on average shares outstanding.
3	The expense ratio and net investment income ratio for the current period have been annualized.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Mega Cap Growth Index Fund
Notes to Financial Statements
Vanguard Mega Cap Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
In July 2024, the board of trustees approved a change in the fund’s fiscal year end from August 31, to September 30.  Financial results for the current period are presented as of the fund’s new fiscal year end, September 30, 2024, and for the period from September 1, through September 30, 2024, where applicable.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the period ended September 30, 2024, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated.  In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the period ended September 30, 2024, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
The fund had no open total return swap contracts at September 30, 2024.

Mega Cap Growth Index Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the period ended September 30, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2024, the fund had contributed to Vanguard capital in the amount of $611,000, representing less than 0.01% of the fund’s net assets and 0.24% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Mega Cap Growth Index Fund
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2024, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified between the following accounts:
	Period Ended September 30,	Year Ended August 31,
	2024 Amount ($000)	2024 Amount ($000)
Paid-in Capital	101,769	2,065,635
Total Distributable Earnings (Loss)	(101,769)	(2,065,635)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
	Period Ended September 30,	Year Ended August 31,
	2024 Amount ($000)	2024 Amount ($000)
Undistributed Ordinary Income	6,967	26,660
Undistributed Long-Term Gains	—	—
Net Unrealized Gains (Losses)	6,937,698	6,269,272
Capital Loss Carryforwards	(1,236,986)	(1,000,750)
Qualified Late-Year Losses	—	—
Other Temporary Differences	—	—
Total	5,707,679	5,295,182
The tax character of distributions paid was as follows:
	Period Ended September 30,	Year Ended August 31,
	2024 Amount ($000)	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	26,677	87,666	71,145
Long-Term Capital Gains	—	—	—
Total	26,677	87,666	71,145
*	Includes short-term capital gains, if any.
As of September 30, 2024, and August 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
	Period Ended September 30,	Year Ended August 31,
	2024 Amount ($000)	2024 Amount ($000)
Tax Cost	16,037,183	15,755,828
Gross Unrealized Appreciation	7,194,549	6,810,082
Gross Unrealized Depreciation	(256,851)	(540,810)
Net Unrealized Appreciation (Depreciation)	6,937,698	6,269,272
F.	During the period ended September 30, 2024, the fund purchased $1,424,935,000 of investment securities and sold $1,448,350,000 of investment securities, other than temporary cash investments. In addition, the fund purchased and sold investment securities of $622,360,000 and $176,832,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the period ended September 30, 2024, such purchases were  $223,249,000 and sales were $290,397,000, resulting in net realized loss of $128,099,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.

Mega Cap Growth Index Fund
G.	Capital share transactions for each class of shares were:

	September 1, 2024[1] to September 30, 2024		Year Ended August 31, 2024		Year Ended August 31, 2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	622,447	2,025	6,547,651	23,200	2,798,222	13,950
Issued in Lieu of Cash Distributions	—	—	—	—	—	—
Redeemed	(177,614)	(575)	(3,685,602)	(12,925)	(2,250,686)	(11,575)
Net Increase (Decrease)—ETF Shares	444,833	1,450	2,862,049	10,275	547,536	2,375
Institutional Shares
Issued	13,171	21	3,987	7	1,823	5
Issued in Lieu of Cash Distributions	52	—	178	—	170	—
Redeemed	(56)	—	(2,753)	(5)	(3,167)	(8)
Net Increase (Decrease)—Institutional Shares	13,167	21	1,412	2	(1,174)	(3)
1	The fund's fiscal year end has been changed from August 31, to September 30.
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to September 30, 2024, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard World Fund and Shareholders of Vanguard Mega Cap Growth Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Mega Cap Growth Index Fund (one of the funds constituting Vanguard World Fund, hereafter referred to as the "Fund") as of September 30, 2024, the related statements of operations for the period September 1, 2024 through September 30, 2024 and the year ended August 31, 2024, the statements of changes in net assets for the period September 1, 2024 through September 30, 2024 and for each of the two years in the period ended August 31, 2024, including the related notes, and the financial highlights for the period September 1, 2024 through September 30, 2024 and for each of the five years in the period ended August 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations for the period September 1, 2024 through September 30, 2024 and the year ended August 31, 2024, the changes in its net assets for the period September 1, 2024 through September 30, 2024 and for each of the two years in the period ended August 31, 2024 and the financial highlights for the period September 1, 2024 through September 30, 2024 and each of the five years in the period ended August 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 20, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Q8380 112024

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9: Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10: Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable. The Trustees’ Fees and Expenses are included in the financial statements filed under Item 7 of this Form.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contracts.

Not applicable.

Item 12: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16: Controls and Procedures.

a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In February 2024, a third-party service provider began performing security pricing services for the Registrant. There were no other changes in the Registrant’s internal control over financial reporting or in other factors that could significantly affect this control during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 17: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18: Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUND

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: November 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUND

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: November 22, 2024

VANGUARD WORLD FUND

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 22, 2024

* By:	/s/ John E. Schadl

John E. Schadl, pursuant to a Power of Attorney filed on July 25, 2024 (see File Number 33-48863), Incorporated by Reference.